Exhibit 10.1

MPM TECHNOLOGIES, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

April 29, 2013

This Convertible Note Purchase Agreement (this "Agreement") is made as of April 29, 2013 by and among MPM Technologies, Inc., a Washington corporation (the "Company"), and each of the purchasers listed on Exhibit A attached to this Agreement (each a "Purchaser" and together the "Purchasers").

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the "Note") which shall be convertible on the terms stated therein into equity securities of the Company. The Notes and the equity securities issuable upon conversion or exercise thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the "Securities."

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1. Purchase and Sale of Notes.

(a.) Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser's name on Exhibit A. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

(b.) Closing; Delivery.

(i.) Each purchase and sale of the Notes shall take place at the Company's offices at such time and place as the Company and the Purchasers mutually agree upon, orally or in writing (each, a "Closing"). The Company shall update Exhibit A to reflect each sale of Notes and such update shall not constitute an amendment of this Agreement.

(ii.) At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company, (2) delivery of counterpart signature pages to this Agreement and (3) delivery of a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser's exemption from withholding tax, which forms are attached to this Agreement as Exhibit C

2. Stock Purchase Agreement.  Each Purchaser understands and agrees that the conversion of the Notes into equity securities of the Company will require such Purchaser's execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

(a.) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b.) Authorization. This Agreement, the Notes, and the stock issuable upon conversion of the Notes, have been duly authorized by the Board of Directors of the Company; however, (i) no shareholder approval has been obtained, (ii) the Company has not obtained the necessary corporate approval for the authorization of the issuance of any additional shares of Series A Preferred Stock or any new series of Preferred Stock into which the Notes may convert (together, the "Preferred Stock"), or and (iii) a sufficient number of shares of Preferred Stock has not been authorized under the Company's Articles of Incorporation to provide for the issuance of such shares upon conversion or exercise (as applicable) of the Notes. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

 (c) Title to Property and Assets. The Company has good and marketable title to all of its properties, intangible and tangible assets that it owns free and clear of all mortgages, liens, loans, claims and encumbrances, except liens for current taxes and assessments not yet due and minor liens and encumbrances which arise in the ordinary course of business and which do not, in any case, in the aggregate, materially detract from the value or use of the property subject thereto or materially impair the operations of the Company. With respect to the property and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of all liens, claims or encumbrances.

(d) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened before any court, administrative agency, or other governmental body (nor, to the Company's knowledge, is there any basis for any such action, suit, proceeding or investigation) that might result, either individually or in the aggregate, in a material adverse effect to the Company. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company intends to initiate.

4. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

(a.) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b.) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c.) Knowledge; Experience.  The Purchaser and its counsel and, if applicable, other representatives have been afforded access to all information and documents requested and the opportunity to meet with and ask questions of the Company's management and other parties with which the Company has or is doing business. The Purchaser acknowledges that it has not requested the Company to disclose any information related in any way to any of the Company’s financial statements, accounting data, financial condition or results of operations, and that the Company has not disclosed to Purchaser any such information or any material non-public information. The Purchaser acknowledges that (i) there are no representations and warranties other than those expressly set forth in this Agreement, and (ii) the Purchaser has not relied nor will rely in respect of this Agreement or the transactions contemplated thereby upon any document or written or oral information furnished to or discovered by the Purchaser at any time, other than this Agreement, including the schedules hereto. The Company will not have or be subject to any liability to the Purchaser or any other person resulting from the distribution to the Purchaser, or the Purchaser's use of, any information not expressly contained in this Agreement (including, without limitation, any offering memorandum provided to the Purchaser).  The Purchaser (i) has carefully read this Agreement and the Note, (ii) has had the opportunity to consult independent financial, tax, valuation, legal, and other experts, (iii) understands that the investment in the Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity, (iv) recognizes the highly speculative nature of the investment in the Securities and understands that the Purchaser may not be able to liquidate this investment, (v) understands that he or she could sustain a complete loss of the investment in the

Securities and is able to bear the economic risk of losing this entire investment, and (vi) has significant prior investment experience, including investment in non listed or non registered securities.

(d.) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

(e.) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i.) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

(ii.) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g.) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h.) No Other Representations. The Purchaser is not relying on any representations and warranties of the Company in connection with the purchase of the Securities, other than the representations and warranties of the Company in Section 3.

5. Conditions of the Purchasers' Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a.) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b.) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a.) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b.) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c.) Delivery of Form W-8 BEN or Form W-9 . Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser's exemption from withholding tax.

7. Miscellaneous.

(a.) Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b.) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(c.) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d.) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e.) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the address of a Purchaser as set forth on Exhibit A, as such exhibit may be updated from time to time, and to the Company, 1727 E. Springfield Avenue, Ste. C, Spokane, WA 99202, Attention: Peter Chase, Chief Executive Officer, with a copy to Peter E. Moye, K&L Gates LLP 618 W. Riverside Avenue, Suite 300, Spokane, WA  99201 or as subsequently modified by written notice.

(f.) Finder's Fee. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g.) Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 8(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h.) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(i.) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j.) Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

The parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY: MPM Technologies, Inc.

By:  ____________________
Name: Peter Chase
Title: President

PURCHASERS:

_______________________

_______________________

Exhibit A - Schedule of Purchasers
Exhibit B - Form of Promissory Note
Exhibit C - Purchaser Withholding Exemptions

EXHIBIT A
SCHEDULE OF PURCHASERS

Name/Address and Facsimile Number of Purchasers	Original Principal Amount of Note

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

EXHIBIT C

PURCHASER WITHHOLDING EXEMPTIONS